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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: July 29, 1998

                                   FINA, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                   1-4014              13-1820692
           (State or other          (Commission File       (I.R.S. Employer
           Jurisdiction of               Number)            Identification
           Incorporation)                                      Number)


                                 P. O. Box 2159
                              Dallas, Texas 75221
               (Address of principal executive offices, Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 750-2400
                                 --------------
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Item 5.       OTHER EVENTS

The Company announced its second quarter and first half 1998 earnings of $33.1 million and $43.1 million, respectively. The attached News Release describing earnings is filed as an exhibit.

Item 7.       Financial Statements and Exhibits


              (c)    Exhibit 99(A)

                     News Release dated July 28, 1998.
                        (Released by the Company)




FINA, Inc.
(Registrant)


/s/ CULLEN M. GODFREY
------------------------------------------
Cullen M. Godfrey, Senior Vice President,
Secretary and General Counsel



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
  99(A)       Press Release
